                           SCHEDULE 14A INFORMATION

 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                     1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  Confidential, of Use of the Commission Only (as permitted by Rule 14a-
     6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12


                       CHESAPEAKE FINANCIAL SHARES, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


                       CHESAPEAKE FINANCIAL SHARES, INC.
--------------------------------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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

                       Chesapeake Financial Shares, Inc.

           _________________________________________________________

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
           _________________________________________________________



To Our Shareholders:

          The Annual Meeting of Shareholders of Chesapeake Financial Shares, Inc. will be held on Friday, April 14, 2000, at 4:00 p.m. in the auditorium at Rappahannock Westminster-Canterbury, Irvington, Virginia, for the following purposes:

          1.   To elect eight (8) directors to serve for the ensuing year;

          2. To approve an amendment and restatement of the Chesapeake Financial Shares Incentive Stock Plan (the "Plan") and to increase the number of shares available under the Plan from 45,000 to 105,000, as more particularly described in the accompanying Proxy Statement; and

          3. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

          Shareholders of record at the close of business on March 1, 2000 will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.


                                        By Order of the Board of Directors

                                        /s/ John H. Hunt, II

                                        John H. Hunt, II
                                        Secretary


March 13, 2000


          Even if you plan to attend the Annual Meeting, please sign, date and return the enclosed proxy in the postpaid envelope provided. If you attend the Annual Meeting, you may withdraw your proxy and vote your own shares.

                       Chesapeake Financial Shares, Inc.
                             97 North Main Street
                             Post Office Box 1419
                          Kilmarnock, Virginia 22482

                                PROXY STATEMENT
                        ANNUAL MEETING OF SHAREHOLDERS
                                APRIL 14, 2000


                                    GENERAL

          The enclosed proxy is solicited by the Board of Directors of Chesapeake Financial Shares, Inc. (the "Company") for the Annual Meeting of Shareholders of the Company to be held on Friday, April 14, 2000, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The approximate mailing date of this Proxy Statement and accompanying proxy is March 13, 2000.

Revocation and Voting of Proxies

          Execution of a proxy will not affect a shareholder's right to attend the Annual Meeting and to vote in person. Any shareholder who has executed and returned a proxy may revoke it by attending the Annual Meeting and requesting to vote in person. A shareholder may also revoke his proxy at any time before it is exercised by filing a written notice with the Company or by submitting a proxy bearing a later date. Proxies will extend to, and will be voted at, any adjourned session of the Annual Meeting.

Voting Rights of Shareholders

          Only shareholders of record at the close of business on March 1, 2000, the record date, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. As of the close of business on March 1, 2000, 1,232,807 shares of the Company's common stock, par value $5.00 per share, were outstanding and entitled to vote at the Annual Meeting. The Company has no other class of stock outstanding. A majority of the votes entitled to be cast, represented in person or by proxy, will constitute a quorum for the transaction of business. Shares for which the holder has elected to abstain or to withhold the proxies' authority to vote (including broker non-votes) on a matter will count toward a quorum, but will not be included in determining the number of votes cast with respect to such matter.

          Each share of the Company's common stock entitles the record holder thereof to one vote upon each matter to be voted upon at the Annual Meeting, except with respect to the election of directors for which shareholders have cumulative voting rights. Cumulative voting entitles a shareholder to give one nominee as many votes as is equal to the number of directors to be elected, multiplied by the number of shares owned by such shareholder, or in the alternative, to distribute his or her votes on the same principle between two or more nominees as he or she sees fit.

Solicitation of Proxies

          The cost of solicitation of proxies will be borne by the Company. Solicitation is being made by mail, and if necessary, may be made in person or by telephone, or special letter by officers and regular employees of the Company or its subsidiaries, acting without compensation other than regular compensation.

Principal Shareholders

          Mr. Douglas D. Monroe, Jr., who is a director and executive officer of the Company and its wholly-owned subsidiary bank, Chesapeake Bank (the "Bank"), is the only individual who beneficially owns 5% or more of the common stock of the Company. His ownership as of March 1, 2000 is shown in the table below.
The address of Mr. Monroe is the same as the Company's principal offices.

          As of March 1, 2000, the directors of the Company and the principal officers of the Company and the Bank beneficially owned as a group 506,419 shares, or approximately 39.4% of the Company's common stock (including shares for which they hold presently exercisable stock options).


                     ELECTION OF DIRECTORS - PROPOSAL ONE

          The Bylaws of the Company provide that the Board shall consist of not less than three nor more than nine directors, with the exact number within such limits to be fixed according to the number elected by the shareholders. The Board is nominating eight persons as directors of the Company for 2000. The persons named below, all but one of whom are members of the present Board of Directors of the Company, will be nominated for election to serve until the next annual meeting and until their successors have been duly elected and have qualified.

          It is the intention of the persons named in the proxy to vote for the election of the eight nominees named below. The election of each nominee requires the affirmative vote of the holders of a plurality of the shares of common stock cast in the election of directors. If for any reason any of the persons named below should become unavailable to serve, then the proxies will be voted for such substitute nominees as the Board of Directors may designate. Management has no reason to believe that any of the nominees will be unavailable.

                                                                                  Number of Shares
                               Director     Principal Occupation               Beneficially Owned as
Nominee & Age                   Since      For the Last Five Years              of March 1, 2000 (1)
-------------                   -----      -----------------------              --------------------
T. Nash Broaddus (81)           1988     Chairman of the Board & Chief              25,122  (2.0%)
                                         Executive Officer, Prodesco,
                                         Inc., a textile manufacturer,
                                         Perkasie, Pennsylvania

Eugene S. Hudnall, Jr. (61)     1983     President, George Noblett,                  8,923  *
                                         Inc., a major appliance
                                         dealer, mechanical contractor,
                                         and propane gas dealer,
                                         Kilmarnock, Virginia

Douglas D. Monroe, Jr. (66)     1982     Chairman of the Board & Chief             309,705  (24.1%)
                                         Executive Officer of the                           (2)(3)
                                         Company and the Bank

                                                                                          Number of Shares
                                        Director     Principal Occupation               Beneficially Owned as
Nominee & Age                            Since      For the Last Five Years              of March 1, 2000 (1)
-------------                            -----      -----------------------              --------------------
Katherine W. Monroe (66)                 1985     A licensed real estate agent;                   57,112  (4.4%)
                                                  Treasurer of the Company                                  (3)


Bruce P. Robertson (54)                  1999     President, Shirley Pewter                          804  *
                                                  Shops, Inc. and The Porcelain
                                                  Collector of Williamsburg,
                                                  Ltd., Williamsburg, Virginia

William F. Shumadine, Jr. (55)           1997     Managing Director, Lowe,                         9,067  *
                                                  Brockenbrough & Co., Inc.,
                                                  investment counsel, Richmond,
                                                  Virginia

Robert L. Stephens (67)                  1985     Owner, The Tides Inn, Inc. a                    14,932  (1.2%)
                                                  resort & conference center in
                                                  Irvington, Virginia

Jeffrey M. Szyperski (38)                1999     President, Chesapeake Bank                      32,660  (2.5%)
                                                                                                          (4)

_______________________

*    Represents less than 1.0% of the total outstanding shares of common stock.

(1) For purposes of this table, a person is deemed to be the beneficial owner of shares of the Company's common stock if he or she has or shares the power to vote or to direct the voting of the security or the power to dispose of or to direct the disposition of the security, or if he has the right to acquire beneficial ownership of the security within 60 days.
(2)  Includes: (i) 47,884 shares which are held jointly with his wife Katherine
     W. Monroe (see Note 3 below); (ii) 33,840 shares that may be acquired pursuant to presently exercisable stock options; and (iii) 15,840 shares held in trust for which he serves as joint trustee.
(3) Douglas D. Monroe, Jr., and Katherine W. Monroe are husband and wife. Mr. Monroe has sole voting power over 245,981 shares of common stock. Mrs. Monroe has sole voting power over 57,122 shares. Mr. and Mrs. Monroe share voting power over 47,884 shares, which are reflected in Mr. Monroe's stock ownership information in order to avoid double counting. In the aggregate, Mr. and Mrs. Monroe beneficially own 366,827 shares of common stock.
(4) Includes: (i) 14,140 shares which are held by Mr. Szyperski's spouse; (ii) 11,520 shares that may be acquired pursuant to presently exercisable stock options; and (iii) 5,760 shares held in trust for his children for which he serves as trustee.

     The Employee Stock Ownership Plan adopted by the Company holds 33,588 shares of common stock for the benefit of the employees participating in the plan. The trustees of the plan are Douglas D. Monroe, Jr., John H. Hunt, II and Jeffrey M. Szyperski, all of whom are executive officers of the Bank. They have no voting rights nor any investment or dispositive power with respect to the shares other than as directed by plan participants.

     Except as set forth below, there are no family relationships among any of the directors or principal officers. Douglas D. Monroe, Jr. and Katherine W. Monroe are husband and wife and Mr. Szyperski is the son-in-law of Mr. and Mrs. Monroe. None of the directors currently serves as a director of any other company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

Board Committees and Attendance

     During 1999 the Board of Directors of the Company met four times. All directors attended at least 75% of the total Board meetings. The Company has no standing committees.

     The Bank's Audit Committee is comprised of Messrs. Albert C. Pollard, Chairman, James M. Holmes, Jr., Harvey B. Morgan and Harry M. Ward. The Audit Committee reviews on a regular basis the work of the internal audit department. It also reviews and approves the scope and detail of the continuous audit program which is conducted by the internal audit staff to protect against improper and unsound practices and to furnish adequate protection of all assets and records. During 1999, the Audit Committee met 11 times.

Compensation of Directors

     Directors of the Company received an annual retainer fee of $4,500 in 1999. During 1999, 1998 and 1997, the Company issued 3,267, 3,510 and 4,334 shares, respectively, of common stock to its directors for partial compensation in lieu of cash for the annual retainer fees due.


                 EXECUTIVE COMPENSATION AND OTHER INFORMATION

Cash Compensation

     The following table provides information on the total compensation paid or accrued during the fiscal years indicated below to our Chief Executive Officer and the other executive officer of the Bank who received compensation in excess of $100,000 in 1999. The principal officers of the Company do not receive any compensation in their capacities as such, but are paid by the Bank for their services as officers of the Bank.

                          Summary Compensation Table

                                                                             Long-Term
                                                                            Compensation
                                                                          -----------------
                                                                             Securities
         Name and                          Annual Compensation (1)           Underlying              All Other
                                          -------------------------
    Principal Position         Year       Salary (2)          Bonus            Options           Compensation (3)
    ------------------         ----       ----------          -----            -------           ----------------
Douglas D. Monroe, Jr.          1999        $161,101         $    --            3,000                  $41,949
     President/Chief            1998         160,538          15,000            2,880                   40,812
     Executive Officer          1997         153,593          15,000            2,400                   54,778

Jeffrey M. Szyperski            1999        $122,663          $   --            3,000                  $20,777
     President of the Bank      1998          98,622           8,500            2,880                    1,594
                                1997          86,724           7,300            2,880                   28,410

__________________

(1) The named officers received certain perquisites and other personal benefits, the amounts of which are not shown because the aggregate amount of such compensation during the year did not exceed the lesser of $50,000 or 10% of his total salary and bonus.
(2)  Includes directors' fees paid by the Company and the Bank.
(3) Consists of for 1999: (i) $2,175 and $1,777 accrued on behalf of Messrs. Monroe and Szyperski, respectively, under the Company's 401(k) Plan; (ii) $19,000 credited to Mr. Szyperski under the Company's 401(k) Overflow Deferred Compensation Plan; (iii) the taxable portion of the group life insurance premium paid by the Bank on behalf of Mr. Monroe of $4,157; (iv) the taxable portion of a key man life insurance policy paid by the Bank on behalf Mr. Monroe of $16,000; and (v) $19,617 accrued by the Bank under a deferred compensation agreement with Mr. Monroe. See "Employee Benefit Plans" for further information.

Employee Benefit Plans

     Pension Plan. The Bank has a noncontributory defined benefit pension plan for all full-time employees over 21 years of age. The pension plan is designed to assist employees in providing for their retirement income security. All employees who complete at least 1,000 hours of service each year are automatically eligible to participate. The Bank funds pension costs in accordance with the funding provisions of the Employee Retirement Income Security Act. All contributions to the pension plan are made by the Bank. Employees become fully vested after seven years of credited service.

     Upon retiring at normal retirement age, pension plan participants will receive an annual pension based on their years of service. The normal retirement age under the pension plan is 65. Reduced benefits are available as early as age 55 if at least ten years of credited service have been completed. Cash benefits under the pension plan generally commence on retirement, death, or other termination of employment and are payable in various forms, generally at the election of the participant.

     Employee Stock Ownership Plan. The Bank has adopted a tax-credit employee stock ownership plan (the "ESOP"). Every officer and employee of the Bank (other than straight-time hourly paid employees) is eligible to participate in the ESOP beginning on any January 1 after he or she completes one year of service and reaches the age of 21.

     Contributions each year are at the discretion of the Board of Directors, within certain limitations prescribed by federal tax regulations. Compensation expense related to the ESOP was $19,993 in 1999, $19,993 in 1998 and $20,000 in 1997. The ESOP intends to invest contributions received in shares of the Company's common stock.

     Under the ESOP, the Bank will make contributions in cash necessary to service loans to the ESOP and may make additional discretionary contributions in cash or stock of the Company (the "ESOP Contribution"). In addition, the Bank will make further contributions designed to satisfy certain nondiscrimination requirements of the Internal Revenue Service, if such requirements should ever become applicable (the "Top-Heavy Contribution"). Participants in the ESOP are neither required nor permitted to make contributions.

     ESOP and Top-Heavy Contributions become fully vested when a participant reaches age 65, whether or not he retires at that time, when a participant has completed 7 years of service, becomes permanently or totally disabled, or dies while employed by the Bank. If a participant leaves before the occurrence of one of these events, the ESOP and Top-Heavy Contributions allocated to his account will become 30% vested after 3 years of service, 40% vested after 4 years of service, 60% vested after 5 years of service, 80% vested after 6 years of service, and 100% vested after 7 years of service.

     Distribution of benefits under the ESOP to a participant or beneficiary is made after death, retirement, or termination of employment in a single payment consisting of cash and to the extent allocated to his account, common stock of the Company. Each participant or beneficiary may direct that all distributions be made in the form of common stock of the Company or, conversely, may direct that all distributions be made in the form of cash.

     401(k) Plan. The Company maintains a defined contribution plan established in accordance with Section 401(k) of the Internal Revenue Code (the "401(k) Plan"). Employees who have attained age 21 are eligible to participate after one year of employment. The 401(k) Plan provides for employee pre-tax contributions not to exceed 15% of the employee's compensation. The Company is required to match $0.25 of an employee's contributions up to 6% of the employee's compensation. Company contributions, if any, vest 30% after 3 years of service, 40% after 4 years of service, 60% after 5 years of service, 80% after 6 years of service, and 100% after 7 years of service. Distributions are made at death, retirement or other termination of employment. Distributions may be made in a lump sum cash payment, in the form of annuities, or in annual installment payments.

     401(k) Overflow Deferred Compensation Plan. The Company maintains a voluntary non-qualified deferred compensation plan for certain highly compensated employees under which participants may elect to contribute on a pre-tax basis compensation the participants would have contributed to the Company's 401(k) Plan but for limits on contributions to that plan imposed under the Internal Revenue Code. Distributions are made at death, retirement, or other termination of employment. Distributions may be made in a lump sum cash payment, in the form of annuities, or in annual installment payments.

     Stock Options. As of March 1, 2000, the Company had options outstanding covering 104,700 shares of common stock, of which options covering 66,960 shares are currently exercisable. Options are generally not exercisable until after three years from the date of issuance and require continuous employment during the period prior to exercise. The table below shows the stock option grants made to each of the executive officers named in the Summary Compensation Table during 1999.

                             Number of
                            Securities      % of Total
                            Underlying   Options Granted
                              Options     To Employees     Exercise      Expiration
            Name              Granted       In 1999          Price          Date
            ----              -------       -------          -----          ----
     Douglas D. Monroe, Jr.    3,000         22.2%          $22.55          2004
     Jeffrey M. Szyperski      3,000         22.2            20.50          2006

          The following table shows information with respect to exercises of options to purchase common stock by each executive officer named in the Summary Compensation Table during 1999 and with respect to the aggregate value of options held by each executive officer named in the Summary Compensation Table as of December 31, 1999.

                                                                    Number of Shares
                                                                       Underlying                 Value of Unexercised
                                 Shares                           Unexercised Options             In-the-Money Options
                               Acquired on      Value              at Fiscal Year-End            at Fiscal Year-End (2)
                                                                   ------------------            ----------------------
     Name                       Exercise     Realized (1)      Exercisable/Unexercisable       Exercisable/Unexercisable
     ----                       --------     ------------      -------------------------       -------------------------
Douglas D. Monroe, Jr.              ---       $     ---               33,840/8,750                   $480,270/$33,820
Jeffrey M. Szyperski             12,852         165,289               11,520/8,760                   $154,160/$41,480

(1) Calculated by subtracting the exercise price from the fair market value of the stock as of the exercise date.
(2) Calculated by subtracting the exercise price from the market value of the stock at December 31, 1999.

          Deferred Compensation Arrangement. In 1984, the Company entered into a deferred compensation agreement with Mr. Monroe under the terms of which Mr. Monroe was required to work through April of 1994 in order to earn the right to receive payments from the Company of $3,042 per month for 180 months beginning at the date of his retirement from the Company, but in no event prior to his reaching age 70. The Company has funded its deferred compensation commitment through a life insurance policy on Mr. Monroe.

     Section 16(a) Beneficial Ownership Reporting Compliance

          Pursuant to Section 16(a) of the Securities Exchange Act of 1934, directors and executive officers of the Company are required to file reports with the Securities and Exchange Commission indicating their holdings of and transactions in the Company's equity securities. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, insiders of the Company complied with all filing requirements during the fiscal year ended December 31, 1999.

       APPROVAL OF AMENDMENT TO THE INCENTIVE STOCK PLAN - PROPOSAL TWO

General

     The Board of Directors of the Company has approved an amendment and restatement of the Company's Incentive Stock Plan (the "Plan"), subject to shareholder approval at the Annual Meeting. The proposed Plan amendment and restatement will increase the number of shares of Common Stock reserved thereunder from 45,000 to 105,000 shares for the granting of incentive and non-qualified stock options (collectively, "Options") and restricted stock awards ("Stock Awards") to employees of the Company and its subsidiaries. There are no other material modifications to the Plan.

     Approval of the proposed amendment to the Plan requires the affirmative vote of a majority of the shares actually voting, in person or by proxy, at the Annual Meeting.

     The Board of Directors recommends a vote "FOR" approval of the amendment to the Plan.

     The following is a summary description of the material features of the Plan and is qualified in its entirety by reference to the Plan, a copy of which is available upon request made in writing to the Secretary of the Company.

Purpose

     The Plan was approved by shareholders at the 1996 Annual Meeting and will terminate in 2006. There are 13,380 shares available under the Plan for additional Option and Stock Award grants. The Board of Directors believes that additional shares are necessary to utilize effectively the Plan. For a number of years the Company has provided stock-based compensation opportunities to executives and key employees under the Plan and its predecessor stock option plan. The Board of Directors believes the Plan has served its purpose of promoting a greater identity of interests between participants and shareholders and that similar opportunities should continue to be made available. However, the number of shares available for issuance under the Plan has been depleted.

     The Board believes that, by amending the Plan to increase the number of shares reserved thereunder, the Plan will continue to benefit the Company by (i) assisting it in recruiting and retaining employees with ability and initiative,
(ii) providing greater incentives for employees who provide valuable services to the Company and (iii) associating the interests of such persons with those of the Company through opportunities for increased stock ownership.

Administration

     The Plan is administered by the of the Board of Directors of the Company. In addition to selecting the employees to whom Options and Stock Awards are granted, the Committee has the authority to determine the terms and conditions upon which Options and Stock Awards may be made and exercised, to determine terms and provisions of each separate Option or Stock Award agreement, to construe and interpret the Plan and the agreements, to establish, amend or waive rules or regulations for the Plan's administration, to accelerate the exercisability of any Option or Stock Award, and to make all other determinations and take all other actions necessary or advisable for the administration of the Plan.

     The Board of Directors may terminate, amend or modify the Plan from time to time in any respect without shareholder approval, unless the particular amendment or modification requires shareholder approval under the Internal Revenue Code of 1986 (the "Code"), the rules and regulations under Section 16 of the Securities Exchange Act of 1934, or pursuant to any other applicable laws, rules or regulations.

     The Plan will expire in 2006, unless sooner terminated by the Board.

Eligibility

     All employees of the Company and its subsidiaries who are deemed to be key employees by the Committee are eligible for Options and Stock Awards under the Plan. Key employees include officers or other employees of the Company and its subsidiaries who, in the opinion of the Committee, can contribute significantly to the growth and profitability of, or perform services of major importance to, the Company and its subsidiaries. The Company is not able to estimate the number of individuals the Committee will select to participate in the Plan or the type or size of grants the Committee will approve.

Options

     The Plan authorizes the grant to employees of incentive stock options within the meaning of Section 422A of the Code ("ISOs") and non-qualified stock options ("NQSOs"). All Options granted as ISOs will comply with all applicable provisions of the Code, including the requirement that they will not be exercisable after ten years from its grant, and all other applicable rules and regulations governing ISOs.

Stock Awards

     The Plan permits the grant of Stock Awards (shares of common stock) to employees. A Stock Award may be, but is not required to be, forfeitable or otherwise restricted until certain conditions are satisfied. These conditions may include, for example, a requirement that the employee complete a specified period of service or that certain objectives be achieved. Any restriction imposed on a Stock Award will be determined by the Committee.

Transferability

     In general, Options and Stock Awards granted to employees may not be assigned, transferred, pledged or otherwise encumbered by a participant, other than by will or the laws of descent and distribution.

Certain Federal Income Tax Consequences

     No income will be recognized by an employee at the time an Option is granted. If the option is an ISO, no income will be recognized upon the employee's exercise of the option. Income is recognized by an employee when he or she disposes of shares acquired under an ISO. The exercise of a non-qualified stock option generally is a taxable event that requires the employee to recognize, as ordinary income, the difference between the shares' fair market value and the option price.

     For Stock Awards, income is recognized by an employee when the shares first become transferable or are no longer subject to a substantial risk of forfeiture. At that time, the employee recognizes income equal to the fair market of the common stock.

     The employer (either the Company or a subsidiary) will be entitled to claim a federal income tax deduction on account of the exercise of a non-qualified stock option or the vesting of a Stock Award. The amount of the deduction is equal to the ordinary income recognized by the employee. The employer will not be entitled to a federal income tax deduction on account of the grant or exercise of an ISO. The employer may claim a federal income tax deduction on account of certain dispositions of ISO stock.

Changes in Capitalization and Similar Changes

     In the event of any change in the outstanding shares of common stock by reason of any stock dividend, stock split, recapitalization or otherwise, the aggregate number of shares of common stock reserved under the Plan, and the terms, exercise price and number of shares of any outstanding Options or Awards will be equitably adjusted by the Committee in its discretion to preserve the benefits of the Options and Awards for the Company and the employee. For instance, a two-for-one stock split would, subject to the Committee's discretion, double the number of shares reserved under the Plan. Similarly, for outstanding Options it would double the number of shares covered by each Option and reduce its exercise price by one-half.


                     INDEBTEDNESS AND CERTAIN TRANSACTIONS

     In calendar year 1999 and up to the present time, there were transactions between the Bank and certain of the officers and directors of the Company and the Bank and their known associates, all consisting of extensions of credit by the Bank in the ordinary course of its business. Each transaction was made on substantially the same terms, including interest rates, collateral, and repayment terms, as those prevailing at the time for comparable transactions with the general public. In the opinion of management, none of the transactions involves more than the normal risk of collectibility or presents other unfavorable features. Thus, the Bank has had, and the Bank expects to have in the future, banking transactions in the ordinary course of its business with the officers and directors of the Company and the Bank and their associates on the same terms, including interest rate, collateral and repayment terms on loans, as those prevailing at the same time for comparable transactions with others.


                      2001 ANNUAL MEETING OF SHAREHOLDERS

     It is contemplated that the 2001 Annual Meeting of Shareholders will be held on or about Friday, April 6, 2001. In order for any appropriate shareholder proposal to be included in the proxy materials of the Company for the 2001 Annual Meeting of Shareholders, it must be received by the Secretary at the Company's principal place of business on or before November 14, 2000.

                                 OTHER MATTERS

     As of the date of this Proxy Statement, the management of the Company has no knowledge of any matters to be presented for consideration at the Annual Meeting other than those referred to above. If any other matters properly come before the Annual Meeting, the persons named in the accompanying proxy intend to vote such proxy, to the extent entitled, in accordance with the recommendation of the Board of Directors.

                                    By Order of the Board of Directors

                                    /s/ John H. Hunt, II

                                    John H. Hunt, II
                                    Secretary


     A COPY OF THE COMPANY'S 1999 ANNUAL REPORT ON FORM 10-KSB TO THE SECURITIES AND EXCHANGE COMMISSION MAY BE OBTAINED WITHOUT CHARGE BY ANY SHAREHOLDER OF RECORD ON MARCH 1, 2000. ALL REQUESTS MUST BE IN WRITING, ADDRESSED TO DOUGLAS
D. MONROE, JR., PRESIDENT, CHESAPEAKE FINANCIAL SHARES, INC., POST OFFICE BOX 1419, KILMARNOCK, VIRGINIA 22482.

PROXY


                       Chesapeake Financial Shares, Inc.

       MANAGEMENT PROXY:  Solicited on Behalf of the Board of Directors

     The undersigned hereby appoints T. Nash Broaddus and Eugene S. Hudnall, Jr., jointly and severally, proxies, with full power to act alone and with full power of substitution to represent the undersigned and vote all shares of the Company standing in the name of the undersigned at the Annual Meeting of Shareholders of Chesapeake Financial Shares, Inc. to be held on Friday, April 14, 2000 at 4:00 p.m. in the auditorium at Rappahannock Westminster-Canterbury, Irvington, Virginia, or any adjournment thereof, on each of the following matters:

1.   Election of directors.

     [_] FOR all Nominees listed below     [_] WITHHOLD AUTHORITY TO VOTE FOR
                                               THOSE INDICATED BELOW

     T. Nash Broaddus, Eugene S. Hudnall, Jr., Douglas D. Monroe, Jr., Katherine
     W. Monroe, Bruce P. Robertson, William F. Shumadine, Jr., Robert L. Stephens, and Jeffrey M. Szyperski.

(Instructions: To withhold authority to vote for any individual nominee, place a line through that nominee's name. Cumulative voting is permitted. See page 1 of the accompanying Proxy Statement for an explanation of cumulative voting.)


2. To approve an amendment and restatement of the Company's Incentive Stock Plan and to increase the number of shares of Company Common Stock reserved thereunder from 45,000 to 105,000:

     [_] FOR                   [_] AGAINST                 [_] ABSTAIN


3. In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting or any adjournment thereof. The Board of Directors at present knows of no other business to be presented.

     This proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" each proposal. All joint owners MUST sign.


Dated:  ____________________, 2000       ____________________________________
                                         Signature*


                                         ____________________________________
                                         Signature if held jointly

*NOTE: When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one fiduciary, all should sign. All joint owners MUST sign.

I [    ] will / [    ] will not attend the Annual Meeting.

     The shares represented hereby will be voted in accordance with any choice specified by the shareholders and, where there is no choice, such shares will be voted IN FAVOR OF each proposal. This Proxy further provides authority to accumulate such votes as the proxies may deem appropriate in the election of directors.

IF YOU ARE INTERESTED IN RECEIVING VIA E-MAIL INFORMATION ABOUT THE COMPANY THAT
   IT SENDS OUT IN PAPER FORM LIKE PRESS RELEASES, EARNINGS RELEASES AND OUR QUARTERLY LETTER TO SHAREHOLDERS, PLEASE PROVIDE YOUR E-MAIL ADDRESS BELOW:

                       E-mail Address: ________________